Exhibit 10.29
AMENDMENT NO. 1 TO SERVICE PROVIDER STOCKHOLDERS AGREEMENT
OF
SS&C TECHNOLOGIES HOLDINGS, INC.
          This Amendment No. 1 (“Amendment”), dated April 22, 2008, to the Service Provider Stockholders Agreement (the “Agreement”) dated as of November 23, 2005, is entered into by and among SS&C Technologies Holdings, Inc., a Delaware corporation (formerly known as Sunshine Acquisition Corporation) (the “Company”), Carlyle Partners IV, L.P., a Delaware limited partnership (“CP IV”), and CP IV Coinvestment, L.P., a Delaware limited partnership (“Coinvestment”, and, together with CP IV, the “Initial Carlyle Stockholders”). Certain capitalized terms used herein without definition have the meanings ascribed to them in the Agreement (as amended hereby).
RECITALS:
          WHEREAS, the Company and the Initial Carlyle Stockholders desire to amend the Agreement in accordance with the terms of this Amendment; and
          WHEREAS, this Amendment has been approved by resolution of the board of directors of the Company in accordance with Section 10(k) of the Agreement (the “Board Resolution”).
AGREEMENT:
          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:
Section 1. Amendments.
          (a) Effective as of the date hereof, Section 1 of the Agreement is hereby amended by (1) deleting the word “and” immediately prior to “(iv)”; (2) adding the phrase “; and (v) Transfers pursuant to an effective registration statement filed in accordance with the Securities Act (as defined below) in connection with an IPO” immediately following the phrase “any Permitted Transfer” in the first sentence of Section 1; and (3) amending and restating the last sentence of Section 1 in its entirety to read as follows: “It shall be a condition to any Permitted Transfer, any Transfer requiring approval by the Board pursuant to this Section 1 (other than any Transfer pursuant to Rule 144 promulgated under the Securities Act approved by the Board) or any Transfer after the IPO (other than any Transfer pursuant to Rule 144 promulgated under the Securities Act or pursuant to an effective registration statement under the Securities Act) that the transferee shall (i) agree to become a party to this Agreement as a Service Provider Stockholder and (ii) execute a signature page in the form attached as Exhibit A hereto acknowledging that such transferee agrees to be bound by the terms hereof.”

          (b) Effective as of the date hereof, Section 3 of the Agreement is hereby amended by adding the phrase “(other than Transfers pursuant to an effective registration statement filed in accordance with the Securities Act in connection with an IPO)” immediately following the phrase “Third Party Purchaser” the first time such phrase appears in the first sentence of Section 3.
Section 2. Miscellaneous.
          (a) Amendment. This Amendment shall constitute the approval in writing by the Carlyle Stockholders of the Board Resolution in accordance with Section 10(k) of the Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Parties under the Agreement or any agreement or instrument referred to therein, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement or any agreement or instrument referred to therein, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Agreement specifically referred to herein. On and after the date hereof, any reference to the Agreement in any agreement or instrument referred to therein shall mean the Agreement as modified hereby.
          (b) Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware (without giving effect to the choice of law principles therein).
          (c) Interpretation. The headings of the Sections contained in this Amendment are solely for the purpose of reference, are not part of the agreement of the Parties and shall not affect the meaning or interpretation of this Amendment.
          (d) Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.
          (e) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.
[Remainder of Page Intentionally Left Blank.]

          IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first written above.

SS&C TECHNOLOGIES HOLDINGS, INC.

By:	/s/ William C. Stone

Name: William C. Stone
	Title:	Chairman of the Board and Chief Executive Officer

CARLYLE PARTNERS IV, L.P.,
a Delaware limited partnership

	By:	TC Group IV, L.P.,
its General Partner

	By:	TC Group IV Managing GP, L.L.C.,
its General Partner

	By:	TC Group, L.L.C.,
its Managing Member

	By:	TCG Holdings, L.L.C.,
its Managing Member

	By:	/s/ Claudius E. Watts, IV

Name: Claudius E. Watts, IV
Title: Managing Director

CP IV COINVESTMENT, L.P.,
a Delaware limited partnership

	By:	TC Group IV, L.P.,
its General Partner

	By:	TC Group IV Managing GP, L.L.C.,
its General Partner

	By:	TC Group, L.L.C.,
its Managing Member

By:	TCG Holdings, L.L.C.,
its Managing Member

By:	/s/ Claudius E. Watts, IV

Name: Claudius E. Watts, IV
Title: Managing Director

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